                                                                   EXHIBIT 3.113
                             STATE OF NEW HAMPSHIRE

                          OFFICE OF SECRETARY OF STATE

                                     [SEAL]

I, DAVID SCANLAN, Deputy Secretary of State of the State of New Hampshire, do hereby certify that the attached is a true copy of Articles of Agreement of U-HAUL CO. OF NEW HAMPSHIRE, INC. (formerly U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC. formerly AMERCO MARKETING CO. OF NEW HAMPSHIRE AND VERMONT, INC. formerly U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.) and all amendments and mergers thereto, as filed in this office and held in the custody of the Secretary of State.

                                    IN TESTIMONY WHEREOF, I hereto set my hand
                                       and cause to be affixed the Seal of the
                                       State, at Concord, this 23rd Day of May
                                       A.D. 2003

                                                       /s/ [ILLEGIBLE]
        [SEAL]                                  --------------------------------
                                                    Deputy Secretary of State

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of New Hampshire

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL. CO., INC., a corporation organized and existing under the laws of the State of Massachusetts.

2. The name of the corporation to which this consent is given and which is about to be organized or qualified under the laws of this State is:

                 U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 27 day of January, 1970.

                                                 U-HAUL CO., INC.

                                                 By: /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                                       President

(SEAL)

ATTEST:

        [ILLEGIBLE]
___________________________
                  Secretary

STATE OF  [ILLEGIBLE]    )
                         ) ss.
COUNTY OF [ILLEGIBLE]    )

         Before me, a Notary Public, personally appeared Nicholas E. Gavrilles and Vincent R. Kudirka, known to me to be the persons who executed the foregoing instrument, and acknowledged that they executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 27 day of January 1970.

                                                /s/        [ILLEGIBLE]
                                                --------------------------------
                                                          Notary Public

(SEAL)

                                     * * * *

                                WAIVER OF NOTICE

                                       OF

                          MEETING OF THE INCORPORATORS

                                     * * * *

         We, being all of the incorporators of U-HAUL CO. of NEW HAMPSHIRE and VERMONT, INC., hereby waive all requirements of the laws of New Hampshire for notice of the meeting of incorporators, and appoint the 13th day of July, 1970, at 10:00 o'clock a.m., as the time, and 5 Lawrence Street, Concord, New Hampshire, as the place of the meeting being to organize into a corporation, and consent that such business may be transacted thereat as may lawfully come before said meeting.

                                                 [ILLEGIBLE]

                              ARTICLES OF AGREEMENT

                                       OF

                  U-HAUL CO. OF NEW HAMPSHIRE and VERMONT, INC.

         WE, THE UNDERSIGNED, being all of lawful age, do hereby associate ourselves together for the purpose of forming a corporation under the provisions of the Business Corporation Law of the State of New Hampshire.

1. The name of this corporation shall be U-HAUL CO. OF NEW HAMPSHIRE and VERMONT, INC.

2.       The purposes for which, this corporation is formed are:

         To rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or other-wise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of New Hampshire upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the Business Corporation Law of the State of New Hampshire.

3. The principal place of business of this corporation is to be located at the City of Concord, State of New Hampshire.

4. The amount of authorized capital stock which the corporation shall have authority to issue is Twenty Five Thousand ($25,000.00) Dollars, divided into two thousand five hundred (2,500) shares with a par value of Ten ($10.00) ' Dollars per share. Stockholders meetings may be held within or without the State of New Hampshire.

         SIGNED this 13th day of July, 1970.

/s/ Edwin Karvonen
----------------------------
Edwin Karvonen                   5 Lawrence Street
                                 Concord, New Hampshire 03301
/s/ Linda Karvonen
----------------------------
Linda Karvonen                   5 Lawrence Street
                                 Concord, New Hampshire 03301

/s/ Ronald Otis
----------------------------
Ronald Otis                      5 Lawrence Street
                                 Concord, New Hampshire 03301

                  U-HAUL CO. of NEW HAMPSHIRE and VERMONT, INC.

                                    * * * * *

                                     MINUTES

                                       OF

                            MEETING OF INCORPORATORS

                                    * * * * *

         The First meeting of the incorporators, being all the subscribers to the Articles of Agreement of the above named corporation, was held on the 13th day of July, 1970, at 10:00 a.m. at Concord, New Hampshire.

         The following incorporators were present: Edwin Karvonen, Linda Karvonen and Ronald Otis, being all of the incorporators and subscribers to the articles of agreement.

         Edwin Karvonen called the meeting to order and was chosen chairman of the meeting, and Linda Karvonen was chosen temporary clerk, to hold office and perform the duties of clerk until final adjournment of the meeting of incorporators and until the permanent clerk shall have qualified. The temporary clerk took the oath of office prescribed by law.

         The temporary clerk presented a waiver of notice of time, place and purpose, signed by all of the incorporators and subscribers to the articles of agreement.

         The chairman presented the original articles of agreement, subscribed by Edwin Karyonen, Linda Karvonen and Ronald Otis, and the temporary clerk was ordered to cause the said original articles to be incorporated in the Record of Organization.

         The chairman thereupon presented a form of by-laws for the promotion of the objects of the corporation, for regulating its government, the administration of its affairs and the conduct of its business, which was read, section by section.

         Upon motion, duly made, seconded and carried, it was

                  VOTED, that the by-laws submitted at and read to this meeting be, and the same hereby are adopted as and for the by-laws of this corporation and that the clerk be and he hereby is instructed to cause the same to be filed with the records of this meeting. Said by-laws shall be omitted from the Record of Organization which is to be filed in the office of the Secretary of State.

         The chairman stated that the next business to come before the meeting was the election of a board of three (3) directors, a president, a vice president, a clerk, a treasurer and a secretary, in accordance with the by-laws just adopted, and called for nominations. Thereupon Edwin Karvonen and Ronald Otis and Linda Karvonen were nominated as directors, Edwin Karvonen as president, Ronald Otis as vice-president, Linda Karvonen as clerk, Linda Karvonen as treasurer, and Linda Karvonen as secretary.

         There being no further nominations and the foregoing nominations having been duly seconded, the chairman declared the nominations closed, and, all of the incorporators having voted, the chairman announced that the following named persons had been unanimously elected to the offices set before their names respectively, to wit:

Directors         Edwin Karvonen    5 Lawrence Street, Concord, New Hampshire
                  Linda Karvonen    5 Lawrence Street, Concord, New Hampshire
                  Ronald Otis       5 Lawrence Street, Concord, New Hampshire
President         Edwin Karvonen    5 Lawrence Street, Concord, New Hampshire
Vice-President    Ronald Otis       5 Lawrence Street, Concord, New Hampshire
Clerk             Linda Karvonen    5 Lawrence Street, Concord, New Hampshire
Treasurer         Linda Karvonen    5 Lawrence Street, Concord, New Hampshire
Secretary         Linda Karvonen    5 Lawrence Street, Concord, New Hampshire

On motion, duly made and seconded, it was unanimously

                  VOTED, that the amount of stock to be presently issued shall be five hundred (500) shares of the par value of 10.00 Collars ($10.00) each, said stock to be issued and sold at par for cash.

         The temporary clerk presented subscriptions of U-HAUL Co., Inc., a Massachusetts corporation for 500 shares.

         On motion, duly made and seconded, it was unanimously

                  VOTED, that the board of directors be and hereby are authorized and instructed forthwith to cause stock certificates to be prepared in such form, not inconsistent with the by-laws, as they may determine, and to make the necessary arrangements for the issue, upon payment therefor, of the five hundred (500) shares of stock, the present issue of which is provided for in the preceding vote.

         Upon motion, duly made and seconded, it was unanimously

                  VOTED, that the board of directors by a majority vote of the whole number therof be and hereby are authorized to issue and dispose of the whole or any part of the remainder of the capital stock authorized by the articles of agreement, at one time or from time to time conformably to the provisions of the Business Corporation Law of New Hampshire, or any amendments thereof, for cash, property, real or personal, rights, franchises, services or expenses, in such manner and to such persons or corporations as they may deem for the best interests of the corporation, subject to affidavits required by law.

         On motion, duly made and seconded, it was unanimously

                  VOTED, that the treaserer and the board of directors, or a majority thereof, be and hereby are authorized and directed forth-with to prepare a Record of Organization conformably to the provisions of the Business Corporation Law of New Hampshire as amended, and upon the approval thereof by the Attorney General or Deputy Attorney General, to file the same for record in the office of the Secretary of State of New Hampshire and pay the recording fee required by law.

         The temporary clerk was instructed to file with the minutes of the meeting the waiver of notice of this meeting and the oath of the temporary clerk.

         Thereupon, on motion, duly made, seconded it was unanimously

                  VOTED: To adjourn.

          A true record.

          Attest

                                                      /s/ [ILLEGIBLE]
                                                   ----------------------
                                                      Temporary Clerk

STATE OF MASSACHUSETTS )
                       ) SS
COUNTY OF [ILLEGIBLE]  )

         On this 13th day of July, 1970, personally appeared before me Linda Karvonen who made oath that she would faithfully and impartially perform the duties of temporary clerk of the meeting of incorporators of U-HAUL CO. of NEW HAMPSHIRE AND VERMONT, INC.

                                                        /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                        Notary Public
                                            My commission expires Sept. 16, 1974

         WE, THE UNDERSIGNED, being the treasurer and a majority of the board of directors elected at the organization meeting of U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC., as hereinbefore set forth, do severally make oath that the foregoing is a true copy of the record of organization of said corporation and contains the original of the articles of agreement, the names and addresses of the officers and directors, and the original record of the organization meeting, except the by-laws, duly attested by the temporary clerk; that the consideration for which stock is to be issued is as stated in the votes of the incorporators, and that the consideration for which stock with nominal or par value is to be issued is to the best of our knowledge, information and belief, of actual value in money equal to the par value of the stock to be issued therefor.

                                                  /s/  [ILLEGIBLE]
                                                  ------------------------------
                                                  Treasurer

A Majority of the Board of ( [ILLEGIBLE]
      Directors            ( ---------------------------------
                           ( [ILLEGIBLE]
                           ( ---------------------------------
                           ( _________________________________

STATE OF MASSACHUSETTS,   )
                          ) SS
COUNTY OF NORFOLK         )                             July 13, 1974

Then personally appeared the above named Linda Karvonen and Edwin Karvonen this day of July, 1970 at WALPOLE, MASS and made oath that the foregoing statement by them subscribed is true.

Before me:

                                            /s/ [ILLEGIBLE]
                                            -----------------------------------
                                            Notary Public
                                            My commission expires Sept. 16, 1974

         The Record of Organization of U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC. having been submitted to me, I have examined the same and find that it conforms to the provisions of the Business Corporation Law, and it is hereby approved.

Dated July 20, 1970

                                               /s/ [ILLEGIBLE]
                                               -----------------------------
                                               Assistant Attorney General

                             STATE OF HEW HAMPSHIRE

                      Office of the Secretary of State
                      Filed for record this  20th
                      day of July, 1970
                      at 3.30 p.m. O'clock
                              /s/ [ILLEGIBLE]
                      ---------------------------------
                                    DEPUTY
                              SECRETARY OF STATE

                             STATE OF NEW HAMPSHIRE

Be it known that whereas

                 EDWIN KARVONEN, LINDA L. KARVONEN, RONALD OTIS,
                                    ALL OF
                             CONCORD, NEW HAMPSHIRE
 have associated themselves with the intention of forming a corporation under the name of
                 U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.
                                 for the purpose

To rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful; and for other purposes as set forth in the Articles of Agreement.

with a capital stock consisting of

2500 shares with par value at $10.00 par; 500 shares with par value at $10.00 authorized to be issued at the present time.

and have complied with the provisions of the statutes of this State in such case made and provided as appears from the record of organization of said corporation duly approved by the assistant attorney-general and recorded in this office; now therefore

         I, EDWARD C. KELLEY, Deputy Secretary of State of New Hampshire, do hereby certify that said

EDWIN KARVONEN                                                 LINDA L. KARVONEN
                                   RONALD OTIS

their associates and successors, are legally organized and established as, and are hereby made, an existing corporation under the name of

                  U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

with the powers, rights and privileges, and subject to the limitations, duties and restrictions, which by law appertain thereto.

                                    Witness my official signature hereunto
                                    subscribed and the seal of the State of New
                                    Hampshire affixed, this twentieth day of July in the year one thousand nine hundred and seventy

                                              /s/ Edward C. Kelley
                                              ----------------------------------
                                                      Deputy Secretary of State.

41872

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of New Hampshire

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

         AMERCO MARKETING CO. OF NEW HAMPSHIRE AND VERMONT, INC.

         In Witness Whereof, this corporation has caused this consent to be executed this 12th day of August, 1970.

                                                AMERCO

                                              BY: /s/ L. S. Shoen
                                                  ----------------------------
                                                  L. S. Shoen - President

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

         Before me, a Notary Public, personally appeared L. S. Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12 day of August, 1970.

                                                    /s/ Helen H. Delamater
                                                    ----------------------------
                                                          Notary Public

                                             My Commission Expires Aug. 13, 1972

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                  U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

STATE OF HEW HAMPSHIRE   )
                         )ss:
COUNTY OF MIDDLESEX      )

         Edwin Karvonen and Linda Karvonen being first duly sworn, upon their oath depose and say:

         1. That they are the Directors and the Treasurer respectively of U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Concord, New Hampshire on August 12, 1970, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation of this corporation be amended to read as follows:

                           The name of this corporation is AMERCO MARKETING CO. OF NEW HAMPSHIRE AND VERMONT, INC."

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Concord, New Hampshire on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                                /s/ Edwin Karvonen
                                                --------------------------------
                                                          Director

(CORPORATE SEAL)

/s/ Lind L. Karvonen
-----------------------------------------
        Treasurer and Director

Page one of two pages

STATE OF NEW HAMPSHIRE )
                       ) ss.
COUNTY OF MIDDLESEX    )

         On this 17 day of September, 1970, before me, a Notary Public, personally appeared Edwin Karvonen and Linda Karvonen known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                /s/ Dale C. Smith
                                                --------------------------------
                                                       Notary Public
                                                 DALE C. SMITH, Notary Public
                                          My commission expires October 15, 1973

(NOTARIAL SEAL)

Page two of two Pages

         The Affidavit of Amendment to the Record of Organization of U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC. changing its name to

         AMERCO MARKETING CO. OF NEW HAMPSHIRE AND VERMONT, INC. having been submitted to me, I have examined the same and find that it conforms to the provisions of the Business Corporation Law, and it is hereby approved.

Dated October 8, 1970

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                  Assistant Attorney General

                             STATE OF HEW HAMPSHIRE

                          Office of the Secretary of State
                          Filed for record this 8th
                          day of October, 1970
                          at  11:45 a.m. o'clock
                          /s/ [ILLEGIBLE]
                          ------------------------------
                               SECRETARY OF STATE

                             AFFIDAVIT OF AMENDMENT

We, the undersigned, being the Treasurer, and a majority of the directors of Amerco Marketing Co. of New Hampshire and Vermont, Inc. a New Hampshire corporation, with its principal place of business in Londonderry, New Hampshire do hereby certify that at a meeting of the Stockholders of said corporation, duly called for the purpose, held on February 22, 1973, in Londonderry, New Hampshire 500 shares of stock voting in the affirmative and No shares of stock voting in the negative being at least the statutory number of all the classes of, stockholders present and entitled to vote, the following vote was duly adopted, namely:

 VOTED that:      Article I of the Articles of Incorporation be amended to read as follows:

                  The name of the corporation is U-Haul Co. of New Hampshire and Vermont, Inc.

                                                /s/ Vincent Kudirka    Treasurer
                                                --------------------------------
                                                Vincent Kudirka

                                                /s/ Ronald Otis    Directors
                                                --------------------------------
                                                Ronald Otis

                                                /s/ Jerry Hinkley
                                                --------------------------------
                                                Jerry Hinkley

Commonwealth of Mass.

COUNTY OF NORFOLK, SS. May 11, 1973

     Subscribed and sworn to before me:

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                      Notary Public
                                                          or

(SEAL)

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

             AMERCO MARKETING CO. OF NEW HAMPSHIRE AND VERMONT, INC.

STATE OF NEW HAMPSHIRE

COUNTY OF ROCKINGHAM

         Daniel Holmes and Cynthia Holmes being first duly sworn upon their oath depose and say:

         1. That they are the President and the Secretary respectively of Amerco Marketing Co. of New Hampshire and Vermont, Inc.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Londonderry, New Hampshire on February 22, 1973, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation be amended to read as follows:

                           The name of this corporation is "U-Haul Co. of New Hampshire and Vermont, Inc.

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Walpole, Massachusetts on February 22, 1973. That the wording of the amended article, as set forth in the shareholder' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                                /s/ Daniel Holmes
                                                --------------------------------
                                                Daniel Holmes-President

         (Corporate Seal)

ATTEST:

/s/ Cynthia Holmes
-------------------------
Cynthia Holmes-Secretary

Page 1 of Two Pages

STATE OF NEW HAMPSHIRE

COUNTY OF ROCKINGHAM

         On this 22 day of February, 1973, before me a Notary Public, personally appeared Daniel Holmes and Cynthia Holmes known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purpose therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                    Notary Public

                           My commission expires [ILLEGIBLE] 16, 1974

  (NOTORIAL SEAL)

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Massachusetts.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                         Amerco Marketing Co. of New Hampshire and Vermont, Inc.

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                         U-Haul Co. of New Hampshire and Vermont, Inc.

         In Witness Whereof, this corporation has caused this consent to be executed this 11 day of May, 1973.

                                         U-HAUL CO., a Massachusetts corporation

                                         By:  /s/ Nicholas E. Gavrilles
                                              ----------------------------------
                                              Nicholas E. Gavrilles-President

 STATE OF MASSACHUSETTS )
                        ) ss.
 COUNTY OF NORFOLK      )

         Before me, a Notary Public, personally appeared Nicholas E. Gavrilles, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 11 day of May, 1973.

        (SEAL)                                  /s/ [ILLEGIBLE]
                                                --------------------------------
                                                    Notary Public

The Affidavit of Amendment to the Record of Organization of Amerco Marketing Co. of New Hampshire and Vermont, Inc. changing its name to

                  U-Haul Co. of New Hampshire and Vermont, Inc.

having been submitted to me, I have examined the same and find that it conforms to the provisions of the Business Corporation Law, and it is hereby approved.

Date May 24, 1973

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Assistant Attorney General

                             STATE OF NEW HAMPSHIRE

Filing fee:       $    25.00                            Form No. 26
+ License fee:    $_________(See Section 136 II, IV    RSA 293-A:78
Total fees        $_________            and Note 1)
Use black print or type.
Leave 1" margins both sides.

                               ARTICLES OF MERGER
                      OF DOMESTIC AND FOREIGN CORPORATIONS
                                      INTO

                  U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

PURSUANT TO THE PROVISIONS OF SECTION 78 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED DOMESTIC AND FOREIGN CORPORATIONS ADOPT THE FOLLOWING ARTICLES OF MERGER FOR THE PURPOSE OF MERGING THEM INTO ONE OF SUCH
CORPORATIONS:

         FIRST: The names of the undersigned corporations and the States under the laws of which they are respectively organized are:

             Name of Corporation                                  State
             -------------------                                  -----
 U-Haul Co. of U-Haul Co. of New Hampshire & Vermont, Inc.    New Hampshire
 (Survivor)
 U-Haul Co. of Maine                                          Maine

         SECOND: The laws of the State under which such foreign corporation is organized permit such a merger.

                              Maine

         THIRD: The name of the surviving corporation is U-Haul Co. of New Hampshire and Vermont, Inc. and it is to be governed by the laws of the State of New Hampshire

                                                                     Form No. 26
                                                                         (Cont.)

ARTICLES OF MERGE OF DOMESTIC AND FOREIGN CORPORATIONS INTO U-Haul Co. of New Hampshire and Vermont, Inc.

         FOURTH: The following Plan of Merger was approved by the shareholders of the undersigned domestic corporation in the manner prescribed by the New Hampshire Business Corporation Act, and was approved by the undersigned foreign corporation in the manner prescribed by the laws of the State under which it is organized:

                             (Insert Plan of Merger)
               [If more space needed, attach additional sheet(s)]

U-Haul Co. of Maine, a Maine corporation, shall merge into U-Haul Co. of New Hampshire and Vermont, Inc., a New Hampshire corporation, which shall assume all debts and liabilities of U-Haul Co. of Maine as well as the stock and assets. U-Haul Co. of New Hampshire and Vermont, Inc., will pay all costs of this merger.

ARTICLES OF MERGE OF DOMESTIC AND FOREIGN                            Form No. 26
CORPORATIONS INTO U-Haul Co. of New Hampshire & Vermont, Inc.            (Cont.)

         FIFTH: As to each of the undersigned corporations, the number of shares outstanding, and the designation and number of outstanding shares of each class entitled to vote as a class on such Plan, are as follows:

                                                   Entitled to Vote as a Class
                                     Number of     ---------------------------
                                      Shares       Designation     Number of
Name of Corporation                 Outstanding     of Class        Shares
-------------------                 -----------    -----------     ---------
U-Haul Co. of New Hampshire
 & Vermont, Inc.                         500         COMMON            500

 U-Haul Co. of Maine                     500         COMMON            500

         SIXTH: As to each of the undersigned corporations, the total number of shares voted for and against such Plan, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against such Plan, respectively, are as follows:

                                                        Number of Shares
                                      -----------------------------------------------------------
                                                                  Entitled to Vote as a Class
                                      Total     Total         -----------------------------------
                                      Voted     Voted                         Voted        Voted
 Name of Corporation                   For     Against        Class            For        Against
 -------------------                   ---     -------        -----            ---        -------
U-Haul Co. of New Hampshire
 & Vermont, Inc.                       500        -0-         COMMON            500          -0-

U-Haul Co. of Maine                    500        -0-         COMMON            500          -0-

ARTICLES OF MERGE OF DOMESTIC AND FOREIGN                            Form No. 26
CORPORATIONS INTO U-Haul Co. of New Hampshire & Vermont. Inc.            (Cont.)

         SEVENTH: The aggregate number of shares, which the surviving corporation has authority to issue as a result of the merger, itemized by classes, par value of shares, shares without par value, and series, if any, within a class, is: (Note 1)

                                            Par Value per Share
                                             or Statement that
Number of                                   Shares are without
 Shares           Class        Series           Par Value
 ------           -----        ------       -------------------
 2,500            COMMON        None              $10.00

         EIGHTH: If the surviving corporation is to be governed by the laws of any other state, such surviving corporation hereby: (a) agrees that it may be served with process in the State of New Hampshire in any proceeding for the enforcement of any obligation of the undersigned domestic corporation and in any proceeding for the enforcement of the rights of a dissenting shareholder of such domestic corporation against the surviving corporation; (b) irrevocably appoints the Secretary of State of New Hampshire as its agent to accept service of process in any such proceeding; and (c) agrees that it will promptly pay to the dissenting shareholders of such domestic corporation the amount, if any, to which they shall be entitled under the provisions of the New Hampshire Business Corporation Act with respect to the rights of dissenting shareholders.

ARTICLES OF MERGER OF DOMESTIC AND FOREIGN                          Form No. 26
CORPORATIONS INTO U-Haul Co. of New Hampshire & Vermont Inc. (Cont.)

Dated June 3, 1986

                            U-Haul Co. of New Hampshire & Vermont, Inc. (Note 2)

                            By: /s/ David Schmeltz
                                -----------------------------------------
                            Signature of its _____ President

                                David Schmeltz, President
                            -----------------------------------------
                            Print or type name

                            and /s/ Pete Martinelli              (Note 3)
                                -----------------------------------------
                            Signature of its _____ Secretary

                                Pete Martinelli, Secretary
                            -----------------------------------------
                            Print or type name

                      ************************************

                            U-HAUL CO. OF MAINE              (Note 2)
                            -----------------------------------------
                            By /s/ Michael Provencher        (Note 3)
                            -----------------------------------------
                            Signature of Its Vice-President

                            Michael Provencher, Vice-President
                            -----------------------------------------
                            Print or type name

                            and  /s/ Robert Billings         (Note 3)
                            -----------------------------------------
                            Signature of its _______ Secretary

                            Robert Billings, Secretary
                            -----------------------------------------
                            Print or type name

Notes: 1.     If surviving corporation is a domestic corporation, and the merger increases the authorized stock, include fee according to schedule under RSA 293-A:136 II less amounts previously paid in by each corporation involved in the merger for original authorization and prior increases. However, the minimum fee for increase shall be $30.00. Complete this article only if the surviving corporation is a domestic corporation.

       2. Exact corporate names of respective corporations executing the Articles.

       3. Signatures and titles of officers signing for the respective corporations. Must be signed by President or Vice-President and Secretary or Assistant Secretary.

Mail fee and DUPLICATE ORIGINALS (ORIGINAL SIGNATURES ON BOTH) to: Secretary of State, Rm. 204, State House, Concord, NH 03301-4989

             (To be filed with Articles of Merger when the surviving
          corporation is to be governed by the laws of any jurisdiction other than Maine. )

                                  AGREEMENT BY

                  U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.
                              surviving corporation

                   TO PAY DISSENTING SHAREHOLDERS OF DOMESTIC
                    CORPORATIONS AND APPOINTMENT OF SECRETARY
                                OF STATE AS AGENT

     Pursuant to 13 A MRSA Section 906(4) the undersigned corporation submits the following agreement and appointment of an agent to accept service of process.

         FIRST: The corporation agrees that it will promptly pay to the dissenting shareholders of any participating domestic corporation the amount, if any, to which they are entitled under the Maine Business Corporation Act with respect to the rights of dissenting shareholders.

         SECOND: The corporation agrees that it may be served with process in the State of Maine in any proceeding to enforce any obligation of a participating domestic corporation or any participating foreign corporation previously subject to suit in the State of Maine, or to enforce the right of dissenting shareholders of any participating domestic corporation against the surviving corporation.

         THIRD: The corporation irrevocably appoints the Secretary of State of Maine as its agent to accept service of process in any such proceedings.

         FOURTH: The address to which the Secretary of State shall mail a copy of any process in such proceeding is 9 Capital Street, Concord, New Hampshire 03301

         FIFTH: The address of the registered office of the corporation is *411 Marginal Way, Portland, Maine 04101
                       (street, city, state and zip code)

Dated: May 9, 1986
                                     U-Haul Co. of New Hampshire & Vermont, Inc.
                                            (surviving corporation)

                                     By: /s/ David Schmeltz
                                         -------------------------------------
                                                  (signature)

Legibly print or type name           David Schmeltz, President
and capacity of all signers          ------------------------------------------
13... A MRSA Section 104.            (type or print name and capacity)

                                     BY: /s/ Robert Billings
                                         -------------------------------------
                                                    (signature)

                                     Robert Billings, Secretary
                                     ------------------------------------------
                                     (type or print name and capacity)

----------
* Give address of registered office in Maine. If the corporation does not have a registered office in Maine, the address given should be the principal or registered office in the State of incorporation.

** The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled in vote thereon or (5) by the holders of all of the outstanding shares of the corporation.

FORM NO. MBCA-10Mb-Rev. 77

                             STATE OF NEW HAMPSHIRE

Filing fee:            $ 35.00                                       Form No. 14
+ Licensing fee:       $_______(See Section 136 II                  RSA 293-A:61
Total fees             $_______ and Note 6)
Use black print or type.
Leave 1" margins both sides.

                              ARTICLES OF-AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                       OF
                 U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

PURSUANT TO THE PROVISIONS OF SECTION 61 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

         FIRST: The name of the corporation is U-Haul Co. of New Hampshire and Vermont, Inc.

         SECOND: The following amendments of the Articles of Incorporation were adopted by the shareholders (Note 1) of the corporation on July 20, 1970 , in the manner prescribed by the New Hampshire Business Corporation Act: (Insert Amendments)

                                    ARTICLE I

The name of the corporation is: U-Haul Co. of New Hampshire, Inc.

             [if more space is needed, attach additional sheet (s)]

(ARTICLES OF AMENDMENT TO THE                                        Form No. 14
ARTICLES OF INCORPORATION)                                               (Cont.)

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500

         FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (Note 2)

                                                                Number of
Class                                                            Shares
-----                                                           ---------

         FIFTH: The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was -0- (Note 2)

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (Note 2)

                               Number of Shares voted
                              -------------------------
Class                         For               Against
-----                         ---               -------

         SEVENTH: The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected is as follows: (Note 3)

(ARTICLES OF AMENDMENT TO THE                                        Form No. 14
ARTICLES OF INCORPORATION)                                               (Cont.)

         EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital, expressed in dollars, as changed by such amendment, are as follows: (Note 2)

Dated November 14, 1990

                                   U-Haul Co. of New Hampshire and Vermont, Inc.
                                                                        (Note 4)

                                            By: /s/ John A. Lorentz   (Note 5)
                                                ------------------------------
                                                       Its ______ President
                                                John A. Lorentz

                                            and /s/ Gary V. Klinefelter (Note 5)
                                                ------------------------------
                                                        Secretary
                                                Gary V. Klinefelter

Notes:   1.       Change to "board of directors" if no shares have been issued.

         2.       If inapplicable, omit.

         3. This article may be omitted if the subject matter is set forth in the amendment or if it is inapplicable.

         4. Exact corporate name of corporation adopting the Articles of Amendment.

         5. Signatures and titles of officers signing for the corporation. Must be signed by President or Vice-President and Secretary or Assistant Secretary.

         6. If amendment increases the authorized stock, include fee according to schedule under RSA 293-A:136 II less amount previously paid in for original record and any increases, provided however that the minimum fee shall be $30.00.

Mail duplicate originals with total fees to:
Secretary of State, Rm. 204, State House, Concord, NH 03301-4989

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this llth day of July, 1989, entered into by U-Haul Co. of New Hampshire & Vermont, Inc., a New Hampshire corporation, the surviving corporation and Manchester Rental Equipment Repair Shop, Inc., a New Hampshire corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of New Hampshire which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 9 Capitol Street, Concord, New Hampshire 03301.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                NUMBER OF
                    NUMBER OF    SHARES    NUMBER  NUMBER
    COMPANY           SHARES    ENTITLED   VOTED   VOTED
      NAME         OUTSTANDING   TO VOTE    FOR    AGAINST
-----------------  -----------  ---------  ------  -------
U-HAUL CO.
OF NEW HAMPSIRE &     500          500       500    -0-
VERMONT, INC.
INC.

MANCHESTER RENTAL
EQUIPMENT REPAIR      100          100       100    -0-
SHOP, INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of New Hampshire, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of New Hampshire.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                Surviving Corporation: U-HAUL CO. OF NEW
                                                       HAMPSHIRE & VERMONT,
                                                       INC., a New Hampshire
                                                       Corporation

                                By: /s/ Russell W. Johnson
                                    --------------------------------
                                    Russell W. Johnson, President

Verified

By: /s/ David of Jewell
    ----------------------------
    David Jewell, Secretary

                                Absorbed Corporation: MANCHESTER RENTAL
                                                      EQUIPMENT REPAIR
                                                      SHOP, INC., a New
                                                      Hampshire Corp.

                                By: /s/ John J. Loranger
                                    ----------------------------------
                                    John J. Loranger, President

Verified

By: /s/ Chester Boyce
    ---------------------------
    Chester Boyce, Secretary

STATE OF NEW HAMPSHIRE

COUNTY OF

         On this       day of July, 1989, before me, the undersigned Notary
Public, personally appeared Russell W. Johnson, known to me to be the President of U-Haul Co. of New Hampshire & Vermont, Inc., a New Hampshire corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                [ILLEGIBLE]
                                -------------------------------------
                                NOTARY PUBLIC

        (NOTARY SEAL)               SUZANNE I. VANASSE, Notary Public
                                    My Commission Expires 4/5/94
STATE OF NEW HAMPSHIRE

COUNTY OF

         On this     day of July, 1989, before me, the undersigned Notary
Public, personally appeared John Loranger, known to me to be the President of Manchester Rental Equipment Repair Shop, Inc.,a New Hampshire corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                [ILLEGIBLE]
                                -------------------------------------
                                NOTARY PUBLIC

        (NOTARY SEAL)

                        PIAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 15th day of September, 1989, entered into by U-Haul Co. of New Hampshire & Vermont, Inc., a New Hampshire corporation, the surviving corporation and Portland Rental Equipment Repair Shop, Inc., a Maine corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the States of New Hampshire and Maine which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, c/o John W. Mitchell, Agent, 9 Capitol Street, Concord, New Hampshire 03301.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                NUMBER OF
                    NUMBER OF    SHARES    NUMBER  NUMBER
    COMPANY          SHARES     ENTITLED   VOTED    VOTED
      NAME         OUTSTANDING   TO VOTE    FOR    AGAINST
-----------------  -----------  ---------  ------  -------
U-HAUL CO.
OF NEW HAMPSIRE       500          500       500    -0-
& VERMONT, INC.

PORTLAND RENTAL
EQUIPMENT REPAIR      100          100       100    -0-
SHOP, INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of New Hampshire and Maine, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of New Hampshire and Maine.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                Surviving Corporation: U-HAUL CO. OF
                                                       NEW HAMPSHIRE &
                                                       VERMONT, INC., a
                                                       New Hampshire Corp.

                                By:/s/ Russell W. Johnson
                                   ----------------------------
                                   Russell W. Johnson, President

Verified

By: /s/ Dave Jewell
    ------------------------------
    Dave Jewell, Secretary

                                Absorbed Corporation: PORTLAND RENTAL
                                                      EQUIPMENT REPAIR
                                                      SHOP, INC., a
                                                      Maine Corporation

                                By: /s/ Michael S. Provencher
                                    -------------------------------------
                                    Michael S. Provencher, President

Verified

By: /s/ Michael McCabe
    ------------------------------
    Michael McCabe, Secretary

STATE OF NEW HAMPSHIRE

COUNTY OF HILLSBOROUGH

         On this 27th day of September, 1989, before me, the undersigned Notary Public, personally appeared Russell W. Johnson, known to me to be the President of U-Haul Co. of New Hampshire & Vermont, Inc., a New Hampshire corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                [ILLEGIBLE]
                                -------------------------------------
                                NOTARY PUBLIC

        (NOTARY SEAL)               SUZANNE I. VANASSE, Notary Public
                                    My Commission Expires 4/5/94

STATE OF MAINE
COUNTY OF CUMBERLAND

         On this 29 day of September, 1989, before me, the undersigned Notary Public, personally appeared Michael S. Provencher, known to me to be the President of Portland Rental Equipment Repair Shop, Inc., a Maine corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                [ILLEGIBLE]
                                -------------------------------------
                                NOTARY PUBLIC

        (NOTARY SEAL)

                             STATE OF NEW HAMPSHIRE

                          OFFICE OF SECRETARY OF STATE

I, DAVID M. SCANLAN, Deputy Secretary of State of the State of New Hampshire, do hereby certify that the attached is a true copy of Record of Organization of U-HAUL CO. OF NEW HAMPSHIRE, INC. (formerly U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC. formerly AMERCO MARKETING CO. OF NEW HAMPSHIRE AND VERMONT, INC. formerly U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.) and all amendments and mergers thereto, as filed in this office and held in the custody of the Secretary of State.

                                    In Testimony Whereof, I hereto set my hand and cause to be affixed the Seal of the State, at Concord, this 29th day of August. A.D. 2003

                                                [ILLEGIBLE]
                                                Deputy Secretary of State

                                      ****

                                WAIVER OF NOTICE

                                       OF

                          MEETING OF THE INCORPORATORS

                                      ****

           We, being all of the incorporators of U-HAUL CO. of NEW HAMPSHIRE and VERMONT, INC., hereby waive all requirements of the laws of New Hampshire for notice of the meeting of incorporators, and appoint the 13th day of July, 1970, at 10:00 o'clock a.m., as the time, and 5 Lawrence Street, Concord, New Hampshire, as the place of the meeting being to organize into a corporation, and consent that such business may be transacted thereat as may lawfully come before said meeting.

                                                                     [ILLEGIBLE]

                              ARTICLES OF AGREEMENT

                                       OF

                  U-HAUL CO. OF NEW HAMPSHIRE and VERMONT, INC.

         WE, THE UNDERSIGNED, being all of lawful age, do hereby associate ourselves together for the purpose of forming a corporation under the provisions of the Business Corporation Law of the State of New Hampshire.

1. The name of this corporation shall be U-HAUL CO. OF NEW HAMPSHIRE and VERMONT, INC.

2.       The purposes for which this corporation is formed are:

         To rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwisa acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of New Hampshire upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the Business Corporation Law of the State of New Hampshire.

3. The principal place of business of this corporation is to be located at the City of Concord, State of New Hampshire.

4. The amount of authorized capital stock which the corporation shall have authority to issue is Twenty Five Thousand ($25,000.00) Dollars, divided into two thousand five hundred (2,500) shares with a par value of Ten ($10.00) Dollars per share. Stockholders meetings may be held within or without the State of Hew Hampshire.

          SIGNED this 13th  day of July, 1970.

   /s/ Edwin Karvonen
   --------------------------
   Edwin Karvonen                   5 Lawrence Street
                                    Concord, New Hampshire 03301

   /s/ Linda Karvonen
   --------------------------
   Linda Karvonen                   5 Lawrence Street
                                    Concord, New Hampshire 03301

   /s/ Ronald Otis
   --------------------------
   Ronald Otis                      5 Lawrence Street
                                    Concord, New Hampshire 03301

                 U-HAUL CO. of NEW HAMPSHIRE and VERMONT, INC.

                                    * * * * *

                                     MINUTES

                                       OF

                            MEETING OF INCORPORATORS

                                    * * * * *

         The first meeting of the incorporators, being all the subscribers to the Articles of Agreement of the above named corporation, was held on the 13th day of July, 1970, at 10:00 a.m. at Concord, New Hampshire.

         The following incorporators were present: Edwin Karvonen, Linda Karvonen and Ronald Otis, being all of the incorporators and subscribers to the articles of agreement.

         Edwin Karvonen called the meeting to order and was chosen chairman of the meeting, and Linda Karvonen was chosen temporary clerk, to hold office and perform the duties of clerk until final adjournment of the meeting of incorporators and until the permanent clerk shall have qualified. The temporary clerk took the oath of office prescribed by law.

         The temporary clerk presented a waiver of notice of time, place and purpose, signed by all of the incorporators and subscribers to the articles of agreement.

         The chairman presented the original articles of agreement, subscribed by Edwin Karvonen, Linda Karvonen and Ronald Otis, and the temporary clerk was ordered to cause the said original articles to be incorporated in the Record of Organization.

         The chairman thereupon presented a form of by-laws for the promotion of the objects of the corporation, for regulating its government, the administration of its affairs and the conduct of its business, which was read, section by section.

         Upon motion, duly made, seconded and carried, it was

                  VOTED, that the by--laws submitted at and read to this meeting be, and the same hereby are adopted as and for the by--laws of this corporation and that the clerk be and he hereby is instructed to cause the same to be filed with the records of this meeting. Said by--laws shall be omitted from the Record of Organization which is to be filed in the office of the Secretary of State.

         The chairman, stated that the next business to come before the meeting was the election of a board of three (3) directors, a president, a vice president, a clerk, a treasurer and a secretary, in accordance with the by--laws just adopted, and called for nominations. Thereupon Edwin Karvonen and Ronald Otis and Linda Karvonen were nominated as directors, Edwin Karvonen as president, Ronald Otis as vice-president, Linda Karvonen as clerk, Linda Karvonen as treasurer, and Linda Karvonen as secretary.

         There being no further nominations and the foregoing nominations having been duly seconded, the chairman declared the nominations closed, and, all of the incorporators having voted, the chairman announced that the following named persons had been unanimously elected to the offices set before their names respectively, to wit:

         Directors      Edwin Karvonen 5 Lawrence Street, Concord, New Hampshire

                        Linda Karvonen 5 Lawrence Street, Concord, New Hampshire

                        Ronald Otis    5 Lawrence Street, Concord, New Hampshire

         President.     Edwin Karvonen 5 Lawrence Street, Concord, New Hampshire

         Vice-President Ronald Otis    5 Lawrence Street, Concord, New Hampshire

         Clerk          Linda Karvonen 5 Lawrence Street, Concord, New Hampshire

         Treasurer      Linda Karvonen 5 Lawrence Street, Concord, New Hampshire

         Secretary      Linda Karvonen 5 Lawrence Street, Concord, New Hampshire

         On motion, duly made and seconded, it was unanimously

                  VOTED, that the amount of stock to be presently issued shall be five hundred (500) shares of the par value of 10.00 Dollars ($10.00) each, said stock to be issued and sold at par for cash.

         The temporary clerk presented subscriptions of U-HAUL Co., Inc., a Massachusetts corporation for 500 shares.

         On motion, duly made and seconded, it was unanimously

                  VOTED, that the board of directors be and hereby are authorized and instructed forthwith to cause stock certificates to be prepared in such form, not inconsistent with the by-laws, as they may determine, and to make the necessary arrangements for the issue, upon payment therefor, of the five hundred (500) shares of stock, the present issue of which is provided for in the preceding vote.

         Upon motion, duly made and seconded, it was unanimously

                  VOTED, that the board of directors by a majority vote of the whole number thereof be and hereby are authorized to issue and dispose of the whole or any part of the remainder of the capital stock, authorized by the articles of agreement, at one time or from time to time conformably to the provisions of the Business Corporation Law of New Hampshire, or any amendments thereof, for cash, property, real or personal, rights, franchises, services or expenses, in such manner and to such persons or corporations as they may deem for the best interests of the corporation, subject to affidavits required by law.

         On motion, duly made and seconded, it was unanimously

                  VOTED, that the treaserer and the board of directors, or a majority thereof, be and hereby are authorized and directed forth-with to prepare a Record of Organization conformably to the provisions of the Business Corporation Law of New Hampshire as amended, and upon the approval thereof by the Attorney General or Deputy Attorney General, to file the same for record in the office of the Secretary of State of New Hampshire and pay the recording fee required by law.

         The temporary clerk was instructed to file with the minutes of the meeting the waiver of notice of this meeting and the oath of the temporary clerk.

         Thereupon, on motion, duly made, seconded it was unanimously

                  VOTED: To adjourn.

         A true record,

         Attest

                                           /s/ [ILLEGIBLE]
                                           ---------------------------
                                           Temporary Clerk

STATE OF MASSACHUSETTS)
                      ) SS
COUNTY OF [ILLEGIBLE] )

         On this 13th day of July, 1970, personally appeared before me Linda Karvonen who made oath that she would faithfully and impartially perform the duties of temporary clerk of the meeting of incorporators of U-HAUL CO. of NEW HAMPSHIRE AND VERMONT, INC.

                                           /s/ [ILLEGIBLE]
                                           ---------------------------
                                                 Notary Public.

                                           My Commission Expires Sept. 16, 1974

         WE, THE UNDERSIGNED, being the treasurer and a majority of the board of directors elected at the organization meeting of U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC., as hereinbefore set forth, do severally make oath that the foregoing is a true copy of the record of organisation of said corporation and contains the original of the articles of agreement, the names and addresses of the officers and directors, and the original record of the organization meeting, except the by-laws, duly attested by the temporary clerk; that the consideration for which stock is to be issued is as stated in the votes of the incorporators, and that the consideration for which stock with nominal or par value is to be issued is to the best of our knowledge, information and belief, of actual value in money equal to the par value of the stock to be issued therefor.

                                           /s/ [ILLEGIBLE]
                                           ---------------------------
                                           Treasurer

A Majority of the Board of   ([ILLEGIBLE]
      Directors               ----------------------
                             (
                             ([ILLEGIBLE]
                              ----------------------
                             (
                             (
                              ----------------------

STATS OF  MASSACHUSETTS)
                       )SS
COUNTY OF [ILLEGIBLE]  )           July 13, 1970

Then personally appeared the above named Linda Karvonen and Edwin Karvonen this day of July, 1970 at [ILLEGIBLE] and made oath that the foregoing statement by them subscribed is true.

Before me:

                                           /s/ [ILLEGIBLE]
                                           ---------------------------
                                                Notary Public

                                           My Commission Expires Sept. 16, 1974

     The Record of Organization of U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC. having been submitted to me, I have examined the same and find that it conforms to the provisions of the Business Corporation Law, and it is hereby approved.

Dated July 20, 1970

                                   /s/ [ILLEGIBLE]
                                   --------------------------
                                   Assistant Attorney General

                             STATE OF NEW HAMPSHIRE

                            ------------------------

                            Office of the Secretary of State
                            Filed for record this 20th
                            day of July, 1970
                            at 3:30 p.m. o'clock
                            [ILLEGIBLE]
                                     DEPUTY
                               SECRETARY OF STATE

                             STATE OF NEW HAMPSHIRE

Be it known that whereas

                 EDWIN KARVONEN, LINDA L. KARVONEN, RONALD OTIS,
                                     ALL OF
                             CONCORD, NEW HAMPSHIRE

have associated themselves with the intention of forming a corporation under the name of

                  U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

                                 for the purpose

To rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description and to purchase or otherwise acquire and operate any facilities useful; and for other purposes as set forth in the Articles of Agreement.

with a capital stock consisting of

2500 shares with par value at $10.00 par; 500 shares with par value at $10.00 authorized to be issued at the present time.

and have complied with the provisions of the statutes of this State in such case made and provided as appears from the record of organisation of said corporatian duly approved by the assistant attorney-general and recorded in this office; now therefore

         I, EDWARD C. KELLEY, Deputy Secretary of State of New Hampshire, do hereby certify that said

EDWIN KARVONEN                                                 LINDA L. KARVONEN

                                  RONALD OTIS

their associates and successors, are legally organized and established as, and are hereby made, an existing corporation under the name of

                  U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

with the powers, rights and privileges, and subject to the limitations, duties and restrictions, which by law appertain thereto.

                                    Witness my official signature hereunto
                                    subscribed and the seal of the State of New
                                    Hampshire affixed, this twentieth day of July in the year one thousand nine hundred and seventy

                                                /s/ Edward C. Kelley
                                                --------------------------------
                                                Deputy Secretary of State.

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of New Hampshire

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

         AMERCO MARKETING CO. OF NEW HAMPSHIRE AND VERMONT, INC.

         In Witness Whereof, this corporation has caused this consent to be executed this 12th day of August, 1970.

                                     AMERCO

                                     BY: /s/ L. S. Shoen
                                         ---------------------------------------
                                         L. S. Shoen-President

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         Before me, a Notary Public, personally appeared L. S. Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of August, 1970.

                                /s/ Helen H. Delamater
                                ------------------------------------------------
                                             Notary Public

                                             My Commission Expires Aug. 13, 1972

                            CERTIFICATE OF AMENDMENT
                                       OF
                           ARTICLES OF INCORPORATION
                                       OF
                 U-HAUL CO. OF NEW-HAMPSHIRE AND VERMONT, INC.

STATE OF HEW HAMPSHIRE )
                       )ss:
COUNTY OF MIDDLESEX    )

         Edwin Karvonen and Linda Karvonen being first duly sworn, upon their oath depose and say:

         1. That they are the Directors and the Treasurer respectively of U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Concord, New Hampshire on August 12, 1970, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation of this corporation be amended to read as follows:

                           The name of this corporation is AMERCO MARKETING CO. OF NEW HAMPSHIRE AND VERMONT, INC."

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Concord, New Hampshire on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                /s/ Edwin Karvonen
                                ------------------------------------------------
                                                 Director

(CORPORATE SEAL.)

/s/ Linda L. Karvonen
-------------------------
Treasurer and Director

Page one of two pages

STATE OF NEW HAMPSHIRE )
                       ) ss.
COUNTY OF MIDDLESEX    )

         On this 17 day of September, 1970, before me, a Notary Public, personally appeared Edwin Karvonen and Linda Karvonen known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                /s/ Dale C. Smith
                                ------------------------------------------------
                                                   Notary Public

                                                    DALE C. SMITH, Notary Public

                    My commission expires My commission expires October 15, 1973

(NOTARIAL SEAL)

Page two of two pages

         The Affidavit of Amendment to the Record of Organization of U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC. changing its name to

                  AMERCO MARKETING CO. OF NEW HAMPSHIRE AND VERMONT, INC. having been submitted to me, I have examined the same and find that it conforms to the provisions of the Business Corporation Law, and it is hereby approved.

         Dated October 8, 1970

                                               /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               Assistant Attorney General

                             STATE OF NEW HAMPSHIRE

                 Office of the Secretary of State

                 Filed for record this 8th

                 day of October, 1970

                 at 11:45 a.m. o'clock

                 /S/ [ILLEGIBLE]

                               SECRETARY OF STATE

                             AFFIDAVIT OF AMENDMENT

We, the undersigned, being the Treasurer, and a majority of the directors of Amerco Marketing Co. of New Hampshire and Vermont, Inc. a New Hampshire corporation, with its principal place of business in Londonderry, New Hampshire do hereby certify that at a meeting of the Stockholders of said corporation, duly called for the purpose, held on February 22, 1973, in Londonderry, New Hampshire 500 shares of stock voting in the affirmative and No shares of stock voting in the negative being at least the statutory number of all the classes of stockholders present and entitled to vote, the following vote was duly adopted, namely:

VOTED that:       Article I of the Articles of Incorporation be amended to read as follows:

                  The name of the corporation is U-Haul Co. of New Hampshire and Vermont, Inc.

                                   /s/ Vincent Kudirka   Treasurer
                                   ---------------------
                                       Vincent Kudirka

                                   /s/ Ronald Otis       Directors
                                   ---------------------
                                   Ronald Otis

                                   /s/ Jerry Hinkley
                                   ---------------------
                                   Jerry Hinkley

Commonwealth of Mass.

COUNTY OF Norflok, SS. may 11, 1973.

         Subscribed and sworn to before me:

                                                       /s/ [ILLEGIBLE]
                                                       -------------------------
                                                            Notary Pubic

(SEAL)

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

             AMERCO MARKETING CO. OF NEW HAMPSHIRE AND VERMONT, INC.

STATE OF NEW HAMPSHIRE

COUNTY OF ROCKINGHAM

         Daniel Holmes and Cynthia Holmes being first duly sworn upon their oath depose and say:

         1. That they are the President and the Secretary respectively of Amerco Marketing Co. of New Hampshire and Vermont, Inc.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Londonderry, New Hampshire on February 22, 1973, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of
                           Incorporation be amended to read as follows:

                           The name of this corporation is "U-Haul Co. of New Hampshire and Vermont, Inc.

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Walpole, Massachusetts on February 22, 1973. That the wording of the amended article, as set forth in the shareholder resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                                /s/ Daniel Holmes
                                                --------------------------------
                                                Daniel Holmes-President

(Corporate Seal)

ATTEST:

         /s/ Cynthia Holmes
         --------------------------
         Cynthia Holmes-secretary

Page 1 of Two Pages

STATE OF NEW HAMPSHIRE

(COUNTY OF ROCKINGHAM

         On this 22 day of February 1973, before me a Notary Public, personally appeared Daniel Holmes and Cynthia Holmes known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purpose therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                               /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                        Notary Public

                                             My commission expires Sept 16, 1974

(NOTORIAL SEAL)

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Massachusetts.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                        Amerco Marketing Co. of New Hampshire and Vermont, Inc.

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                        U-Haul Co. of New Hampshire and Vermont, Inc.

         In Witness Whereof, this corporation has caused this consent to be executed this 11 day of May, 1973

                                         U-HAUL CO., a Massachusetts corporation

                                         By: /s/ Nicholas E. Gavrilles
                                             -----------------------------------
                                             Nicholas E. Gavrilles-President

STATE OF MASSACHUSETTS )
                       )SS.
COUNTY OF NORFLOK      )

         Before me, a Notary Public, personally appeared Nicholas E. Gavrilles known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 11 day of May, 1973

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
(SEAL)                                       Notary Public

The Affidavit of Amendment to the Record of Organization of Amerco Marketing Co. of New Hampshire and Vermont, Inc. changing its name to

         U-Haul Co. of New Hampshire and Vermont, Inc.

having been submitted to me, I have examined the same and find that it conforms to the provisions of the Business Corporation Law, and it is hereby approved. Date May 24, 1973

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             Assistant Attorney General

                             STATE OF NEW HAMPSHIRE

         Office of the Secretary of State

         Filed for record this twenty-fourth

         day of May, 1973

         at 11:00 A.M. o'clock

         [ILLEGIBLE]

                               SECRETARY OF STATE

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State.
State of New Hampshire

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL,CO., INC., a corporation organized and existing under the laws of the State of Massachusetts.

2. The name of the corporation to which this consent is given and which is about to be organized or qualified under the laws of this State is:

                  U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 27 day of January 1970.

                                       U-HAUL CO., INC.

                                       By: Nicholas E. Gavrilles
                                       -----------------------------------------
                                                                       President

(SEAL)

ATTEST:

/s/ [ILLEGIBLE]
----------------------------------
                         Secretary

STATE OF MASSACHUSETTS  )
                        )ss.
COUNTY OF NORFOLK       )

         Before me, a Notary Public, personally appeared Nicholas E. Gavrilles and Vincent R. Kudirka, known to me to be the persons who executed the foregoing instrument, and acknowledged that they executed the same for the purpose therein contained and that the statements therein contained are truly set forth,

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 27 day of February, 1970.

                                       /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                                        Notary Public

(SEAL)

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this llth day of July, 1989, entered into by U-Haul Co. of New Hampshire & Vermont, Inc., a New Hampshire corporation, the surviving corporation and Manchester Rental Equipment Repair Shop, Inc., a New Hampshire corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of New Hampshire which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 9 Capitol Street, Concord, New Hampshire 03301.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                NUMBER OF
                    NUMBER OF    SHARES    NUMBER   NUMBER
      COMPANY         SHARES    ENTITLED   VOTED    VOTED
       NAME        OUTSTANDING   TO VOTE    FOR    AGAINST
----------------------------------------------------------
U-HAUL CO.
OF NEW HAMPSIRE &      500        500       500      -0-
VERMONT, INC.
INC.

MANCHESTER RENTAL
EQUIPMENT REPAIR       100        100       100      -0-
SHOP, INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of New Hampshire, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of New Hampshire.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                              Surviving Corporation:  U-HAUL CO. OF NEW
                                                      HAMPSHIRE & VERMONT,
                                                      INC., a New Hampshire
                                                      Corporation

                              By: /s/ Russell W. Johnson
                                  -----------------------------------------
                                  Russell W. Johnson, President

Verified

By: /s/ David Jewell
    ----------------------------
    David Jewell, secretary

                              Absorbed Corporation: MANCHESTER RENTAL
                                                    EQUIPMENT REPAIR
                                                    SHOP, INC.,  a New
                                                    Hampshire Corp.

                              By: /s/ John J. Loranger
                                  -----------------------------------------
                                  John J. Loranger, President

Verified

By: /s/ Chester Boyce
    ----------------------------
    Chester Boyce, Secretary

STATE OF NEW HAMPSHIRE

COUNTY OF

         On this    day of July, 1989, before me, the undersigned Notary Public, personally appeared Russell W. Johnson, known to me to be the President of U-Haul Co. of New Hampshire & Vermont, Inc., a New Hampshire corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                            /s/ SUZANNE I. VANASSE
                                            ------------------------------------
                                            NOTARY PUBLIC

         (NOTARY SEAL)                         SUZANNE I. VANASSE, Notary Public
                                               My Commission Expires 4/5/94

STATE OF NEW HAMPSHIRE

COUNTY OF

         On this    day of July, 1989, before me, the undersigned Notary Public, personally appeared John Loranger, known to me to be the President of Manchester Rental Equipment Repair Shop, Inc.,a New Hampshire corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                            /s/ SUZANNE I. VANASSE
                                            ------------------------------------
                                            NOTARY PUBLIC

         (NOTARY SEAL)                         SUZANNE I. VANASSE, Notary Public
                                               My Commission Expires 4/5/94

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 15th day of September, 1989, entered into by U-Haul Co. of New Hampshire & Vermont, Inc., a New Hampshire corporation, the surviving corporation and Portland Rental Equipment Repair Shop, Inc., a Maine corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the States of New Hampshire and Maine which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, c/o John W. Mitchell, Agent, 9 Capitol Street, Concord, New Hampshire 03301.

                                      III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                NUMBER OF
                    NUMBER OF    SHARES    NUMBER   NUMBER
      COMPANY         SHARES    ENTITLED   VOTED    VOTED
       NAME        OUTSTANDING   TO VOTE    FOR    AGAINST
----------------------------------------------------------
U-HAUL CO.
OF NEW HAMPSIRE        500        500       500      -0-
& VERMONT, INC.
INC.

PORTLAND RENTAL
EQUIPMENT REPAIR       100        100       100      -0-
SHOP, INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of New Hampshire, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of New Hampshire and maine.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                              Surviving Corporation:  U-HAUL CO. OF NEW
                                                      HAMPSHIRE & VERMONT,
                                                      INC., a New Hampshire
                                                      Corporation

                              By: /s/ Russell W. Johnson
                                  -----------------------------------------
                                  Russell W. Johnson, President

Verified

By: /s/ Dave Jewell
    ----------------------------
    Dave Jewell, Secretary

                              Absorbed Corporation: PORTLAND RENTAL
                                                    EQUIPMENT REPAIR
                                                    SHOP, INC.,  a
                                                    Maine Corporation

                              By: /s/ Michael S. Provencher
                                  -----------------------------------------
                                  Michael S. Provencher, President

Verified

By: /s/ Michael McCabe
    ----------------------------
    Michael McCabe, Secretary

STATE OF NEW HAMPSHIRE

COUNTY OF HILLSBOROUGH

         On this 27th day of September, 1989, before me, the undersigned Notary Public, personally appeared Russell W. Johnson, known to me to be the President of U-Haul Co. of New Hampshire & Vermont, Inc., a New Hampshire corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                             /s/ SUZANNE I. VANASSE
                                             -----------------------------------
                                             NOTARY PUBLIC

        (NOTARY SEAL)

                                              SUZANNE I. VANASSE, Notary  Public
                                                    My Commission Expires 4/5/94

STATE OF MAINE

COUNTY OF CUMBERLAND

         On this 29 day of September, 1989, before me, the undersigned Notary Public, personally appeared Michael S. Provencher, known to me to be the President of Portland Rental Equipment Repair Shop, Inc., a Maine corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                            /s/ Antoinette Goncalves
                                            ------------------------------------
                                            NOTARY PUBLIC

         (NOTARY SEAL)

                                                                     [ILLEGIBLE]

                             STATE OF NEW HAMPSHIRE

Filing fee:      $ 35.00
+ Licensing fee: $______   (See Section 136 II                     Form No. 14
Total fees       $______          and Note 6)                      RSA 293-A:61
Use black print or type.
Leave 1" margins both sides.

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                       OF
                  U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

PURSUANT TO THE PROVISIONS OF SECTION 61 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

         FIRST: The name of the corporation is U-Haul Co. of New Hampshire and Vermont, Inc.

         SECOND: The following amendments of the Articles of Incorporation were adopted by the shareholders (Note 1) of the corporation on July 20, 1970, in the manner prescribed by the New Hampshire Business Corporation Act: (Insert Amendments)

                                    ARTICLE I

         The name of the corporation is: U-Haul Co. of New Hampshire, Inc.

              [if more space is needed, attach additional sheet(s)]

(ARTICLES OF AMENDMENT TO THE                                        Form No. 14
ARTICLES OF INCORPORATION)                                               (Cont.)

         THIRD: The number of shares of the corporation outstanding at the time of such adoption was 500; and the number of shares entitled to vote thereon was 500

         FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (Note 2)

                     Number of
Class                  Shares
-----                ----------

         FIFTH: The number of shares voted for such amendment was 500; and the number of shares voted against such amendment was -0- (Note 2)

         SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (Note 2)

                    Number of Shares voted
                    -----------------------
Class               For             Against
-----               ---             -------

         SEVENTH: The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected is as follows: (Note 3)

(ARTICLES OF AMENDMENT TO THE                                        Form No. 14
ARTICLES OF INCORPORATION)                                               (Cont.)

         EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital, expressed in dollars, as changed by such amendment, are as follows: (Note 2)

Dated November 14, 1990

                                   U-Haul Co. of New Hampshire and Vermont, Inc.
                                                                        (Note 4)

                                   By: /s/ John A. Lorentz              (Note 5)
                                       ------------------------
                                       Its______ President
                                       John A. Lorentz

                                   and /s/ Gary V. Klinefelter          (Note 5)
                                       ------------------------
                                       Its____ Secretary
                                       Gary V. Klinefelter

Notes:            1.       Change to "board of directors" if no shares have been
                           issued.

                  2.       If inapplicable, omit.

                  3. This article may be omitted if the subject matter is set forth in the amendment or if it is inapplicable.

                  4. Exact corporate name of corporation adopting the Articles of Amendment.

                  5. Signatures and titles of officers signing for the corporation. Must be signed by President or Vice-President and Secretary or Assistant Secretary.

                  6. If amendment increases the authorized stock, include fee according to schedule under RSA 293-A:136 II less amount previously paid in for original record and any increases, provided however that the minimum fee shall be $30.00.

Mail duplicate originals with total fees to:
Secretary of State, Rm. 204, State House, Concord, NH 03301-4989

                             STATE OF NEW HAMPSHIRE

Filing fee:      $ 25.00                                             Form No. 26
+ License fee:   $ _____ (See Section 136 II, IV,                  RSA 293-A: 78
Total fees       $ _____        and Note 1)
Use black print or type.
Leave 1" margins both sides.

                               ARTICLES OF MERGER
                    OF DOMESTIC AND FOREIGN CORPORATIONS
                                      INTO

                  U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.

PURSUANT TO THE PROVISIONS OF SECTION 78 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED DOMESTIC AND FOREIGN CORPORATIONS ADOPT THE FOLLOWING ARTICLES OF MERGER FOR THE PURPOSE OF MERGING THEM INTO ONE OF SUCH
CORPORATIONS:

         FIRST: The names of the undersigned corporations and the States under the laws of which they are respectively organized are:

                 Name of Corporation                                   State
                 -------------------                                   -----
U-Haul Co. of U-Haul Co. of New Hampshire & Vermont, Inc.          New Hampshire
(Survivor)
U-Haul Co. of Maine                                                    Maine

         SECOND: The laws of the State under which such foreign corporation is organized permit such a merger.

                                      Maine

         THIRD: The name of the surviving corporation is U-Haul Co. of New Hampshire and Vermont, Inc. and it is to be governed by the laws of the State of New Hampshire

ARTICLES OF MERGER OF DOMESTIC AND FOREIGN                           Form No. 26
CORPORATIONS INTO U-Haul Co. of New Hampshire and Vermont, Inc.          (Cont.)

         FOURTH: The following Plan of Merger was approved by the shareholders of the undersigned domestic corporation in the manner prescribed by the New Hampshire Business Corporation Act, and was approved by the undersigned foreign corporation in the manner prescribed by the laws of the State under which it is organized:

                             (Insert Plan of Merger)
               [If more space needed, attach additional sheet(s)]

U-Haul Co. of Maine, a Maine corporation, shall merge into U-Haul Co. of New Hampshire and VErmont, Inc., a New Hampshire corporation, which shall assume all debts and liabilities of U-Haul Co. of Maine as well as the stock and assets. U-Haul Co. of New Hampshire and Vermont, Inc., will pay all costs of this merger.

ARTICLES OF MERGER OF DOMESTIC AND FOREIGN                           Form No. 26
CORPORATIONS INTO U-Haul Co. of New Hampshire & Vermont, Inc.            (Cont.)

         FIFTH: As to each of the undersigned corporations, the number of shares outstanding, and the designation and number of outstanding shares of each class entitled to vote as a class on such Plan, are as follows:

                                                    Entitled to Vote as a Class
                                  Number of        -----------------------------
                                   Shares          Designation        Number of
    Name of Corporation          Outstanding        of Class            Shares
------------------------------   -----------       -----------        ----------
U-Haul Co. of New Hampshire
  & Vermont, Inc.                    500              COMMON              500

U-Haul Co. of Maine                  500              COMMON              500

         SIXTH: As to each of the undersigned corporations, the total number of shares voted for and against such Plan, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against such Plan, respectively, are as follows:

                                               Number of Shares
                               -----------------------------------------------
                                                   Entitled to Vote as a Class
                               Total     Total     ---------------------------
                               Voted     Voted                Voted     Voted
    Name of Corporation         For     Against     Class      For     Against
---------------------------    -----    -------    -------    -----    -------
U-Haul Co. of New Hampshire
    & Vermont, Inc.             500       -0-       COMMON     500       -0-

U-Haul Co. of Maine             500       -0-       COMMON     500       -0-

ARTICLES OF MERGER OF DOMESTIC AND FOREIGN                           Form No. 26
CORPORATIONS INTO U-Haul Co. of New Hampshire & Vermont, Inc.            (Cont.)

         SEVENTH: The aggregate number of shares, which the surviving corporation has authority to issue as a result of the merger, itemized by classes, par value of shares, shares without par value, and series, if any, within a class, is: (Note 1)

                                 Par Value per Share
                                  or Statement that
Number of                        Shares are without
 Shares      Class     Series        Par Value
---------    ------    ------    -------------------
  2,500      COMMON     None         $  10.00

         EIGHTH: If the surviving corporation is to be governed by the laws of any other state, such surviving corporation hereby: (a) agrees that it may be served with process in the State of New Hampshire in any proceeding for the enforcement of any obligation of the undersigned domestic corporation and in any proceeding for the enforcement of the rights of a dissenting shareholder of such domestic corporation against the surviving corporation; (b) irrevocably appoints the Secretary of State of New Hampshire as its agent to accept service of process in any such proceeding; and (c) agrees that it will promptly pay to the dissenting shareholders of such domestic corporation the amount, if any, to which they shall be entitled under the provisions of the New Hampshire Business Corporation Act with respect to the rights of dissenting shareholders.

ARTICLES OF MERGER OF DOMESTIC AND FOREIGN                           Form No. 26
CORPORATIONS INTO U-Haul Co. of New Hampshire & Vermont, Inc.            (Cont.)

Dated June 3, 1986

                            U-Haul Co. of New Hampshire & Vermont, Inc. (Note 2)

                            By /s/ David Schmeltz                       (Note 3)
                               -----------------------------------------
                            Signature of its _________ President

                            David Schmeltz, President
                            --------------------------------------------
                            Print or type name

                            and /s/ Pete Martinelli                     (Note 3)
                                ----------------------------------------
                            Signature of its _______ Secretary

                            Pete Martinelli, Secretary
                            --------------------------------------------
                            Print or type name

                 **********************************************

                            U-HAUL CO. OF MAINE                         (Note 2)

                            By: /s/ Michael Provencher                  (Note 3)
                                ----------------------------------------
                            Signature of its Vice-President

                            Michael Provencher, Vice-President
                            --------------------------------------------
                            Print or type name

                            and /s/ Robert Billings                     (Note 3)
                                ----------------------------------------
                            Signature of its _______ Secretary

                            Robert Billings, Secretary
                            --------------------------------------------
                            Print or type name

Notes:   1.       If surviving corporation is a domestic corporation, and the merger increases the authorized stock, include fee according to schedule under RSA 293-A:136 II less amounts previously paid in by each corporation involved in the merger for original authorization and prior increases. However, the minimum fee for increase shall be $30.00. Complete this article only if the surviving corporation is a domestic corporation.

         2. Exact corporate names of respective corporations executing the Articles.

         3. Signatures and titles of officers signing for the respective corporations. Must be signed by President or Vice-President and Secretary or Assistant Secretary.

Mail fee and DUPLICATE ORIGINALS (ORIGINAL SIGNATURES ON BOTH) to:

Secretary of State, Rm. 204, State House, Concord, NH 03301-4989

             (To be filed with Articles of Merger when the surviving
          corporation is to be governed by the laws of any jurisdiction other than Maine.)

                                  AGREEMENT BY

                  U-HAUL CO. OF NEW HAMPSHIRE AND VERMONT, INC.
                  ---------------------------------------------
                              surviving corporation

                   TO PAY DISSENTING SHAREHOLDERS OF DOMESTIC
                    CORPORATIONS AND APPOINTMENT OF SECRETARY
                                OF STATE AS AGENT

     Pursuant to 13 A MRSA Section 906(4) the undersigned corporation submits the following agreement and appointment of an agent to accept service of process.

         FIRST: The corporation agrees that it will promptly pay to the dissenting shareholders of any participating domestic corporation the amount, if any, to which they are entitled under the Maine Business Corporation Act with respect to the rights of dissenting shareholders.

         SECOND: The corporation agrees that it may be served with process in the State of Maine in any proceeding to enforce any obligation of a participating domestic corporation or any participating foreign corporation previously subject to suit in the State of Maine, or to enforce the right of dissenting shareholders of any participating domestic corporation against the surviving corporation.

         THIRD: The corporation irrevocably appoints the Secretary of State of Maine as its agent to accept service of process in any such proceedings.

         FOURTH: The address to which the Secretary of State shall mail a copy of any process in such proceeding is 9 Capital Street, Concord, New Hampshire 03301

         FIFTH: The address of the registered office of the corporation is* 411 Marginal Way,

                             Portland, Maine 04101
--------------------------------------------------------------------------------
                       (street, city, state and zip code)

Dated: May 9, 1986

                                 U-Haul Co. of New Hampshire & Vermont, Inc.
                               -------------------------------------------------
                                           (surviving corporation)

                                    By: /s/ David Schmeltz
                                        ----------------------------------------
                                                     (Signature)

Legibly print or type name              David Schmeltz, President
and capacity of all signers         --------------------------------------------
13-A MRSA Section 104.                    (type or print name and capacity)

                                    By /s/ Robert Billings
                                       -----------------------------------------
                                                  (Signature)

                                        Robert Billings, Secretary
                                    --------------------------------------------
                                          (type or print name and capacity)
----------------

* Give address of registered office in Maine. If the corporation does not have a registered office in Maine, the address given should be the principal or registered office in the State of incorporation.

** The name of the corporation should be typed, and the document must be signed by (1) the Clerk or (2) by the President or a vice-president and by the Secretary or an assistant secretary or such other officer as the bylaws may designate as a second certifying officer or (3) if there are no such officers, then by a majority of the directors or by such directors as may be designated by a majority of directors then in office or (4) if there are no such directors, then by the holders, or such of them as may be designated by the holders, of record of a majority of all outstanding shares entitled to vote thereon or (5) by the holders of all of the outstanding shares of the corporation.